UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Sections 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 16, 2007
METROMEDIA INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-5706	58-0971455
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 Tower Point Drive
Charlotte, NC	28227
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (704) 321-7380
Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
☐     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Changes in Registrant’s Certifying Accountant.
     On August 16, 2007, Metromedia International Group, Inc. (the “Company”) executed an engagement letter agreement with Grant Thornton Amyot LLC (“GTA”), the Armenian member firm of Grant Thornton International, retaining GTA as the Company’s principal independent accountants beginning with the fiscal year ended December 31, 2006. The engagement of GTA as the Company’s principal independent accountants beginning with the fiscal year ended December 31, 2006 was previously approved by both the Audit Committee (the “Committee”) of the Board of Directors and the Board of Directors.
     The engagement of GTA as the Company’s principal independent accountants follows the Company’s receipt of notification from its existing independent accountant, KPMG Limited, that KPMG Limited has declined to stand for re-election as the Company’s principal independent accountants. Upon the completion of the audit of the consolidated financial statements and schedules of Metromedia International Group, Inc. and its subsidiaries as of and for the year ended December 31, 2005 and the issuance of the audit report thereon, the client-auditor relationship between Metromedia International Group, Inc. and KPMG Limited will cease. KPMG Limited has advised the Company that it will continue to work with the Committee and Company management in order to complete the audit of the Company’s financial statements and schedules for the fiscal year ended December 31, 2005, as well as its procedures regarding the Company’s unaudited condensed quarterly financial statements for the fiscal quarters ended March 31, 2005, June 30, 2005 and September 30, 2005. Upon completion of such audit, KPMG Limited will be replaced by GTA as the Company’s principal independent accountants.
     KPMG Limited’s report on the Company’s consolidated financial statements for the year ended December 31, 2004 and schedules did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. KPMG Limited did not report on the Company’s consolidated financial statements and schedules for the year ended December 31, 2003, which report was completed by KPMG LLP, the U.S. member firm of KPMG International. In the second quarter of 2004, representatives of KPMG LLP, which then served as the Company’s principal accountants, advised the Company that they could no longer be engaged as the Company’s auditors, due to the Company no longer having any significant business operations within the United States. As a result, the Company engaged KPMG Limited, the Russian member firm of KPMG International, to be its independent auditor on July 9, 2004. The Company’s disclosure included in its Current Report on Form 8-K/A filed with the Securities and Exchange Commission on July 26, 2004 with respect to this change in the Company’s certifying accountant from KPMG LLP to KPMG Limited is incorporated by reference herein.
     During the fiscal year ended December 31, 2004 and through the date of this Current Report on Form 8-K (this “Report”), there were no disagreements with KPMG Limited on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of KPMG Limited, would have caused KPMG Limited to make a reference to the subject matter of the disagreement(s) in connection with its report on the financial statements for such years.

     During the fiscal year ended December 31, 2004 and through the date of this Report, there have been no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended (“Regulation S-K”), except for the material weaknesses identified in the Company’s internal control over financial reporting as of December 31, 2004 as follows:
     The Company did not maintain an effective control environment, including maintaining a sufficient number of personnel at its foreign locations with an appropriate level of knowledge, experience and training in the application of U.S. GAAP and in internal control over financial reporting commensurate with the Company’s financial reporting requirements, nor did the Company complement its foreign locations with a sufficient number of trained personnel at its corporate office to appropriately review and approve the financial reporting of the Company’s business ventures. The Company also did not maintain adequate controls with respect to the review, supervision and monitoring of accounting operations at its foreign locations with respect to application of consistent accounting policies. These deficiencies in the Company’s control environment contributed to the existence of the material weaknesses in which; the Company did not maintain effective policies and procedures governing the financial close and reporting process and the Company did not design and maintain effective policies and procedures over the completeness, accuracy, existence, valuation and disclosure of financial information submitted by its business ventures located in Russia and the Country of Georgia.
     During the two most recent fiscal years and through the date of this Report, neither the Company nor anyone acting on the Company’s behalf consulted GTA or its affiliates regarding any of the matters or events set forth in Item 304(a)(2)(i) and Item 304(a)(2)(ii) of
Regulation S-K.
     KPMG Limited has been asked to furnish the Company with a letter addressed to the United States Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of that letter, dated August 17, 2007, is filed as Exhibit 16.1 to this Report.
     The Company will file an amendment to this Form 8-K after the filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2005 upon completion of the audit of the Company’s consolidated financial statements and schedules as of and for the year ended December 31, 2005, which will include updated disclosures if there is any change to the disclosures regarding disagreements and reportable events through the date of the filing of such reports.

Item 9.01	Financial Statements and Exhibits

Exhibits:

	Exhibit 16.1	Letter from KPMG Limited, dated August 17, 2007, to the United States Securities and Exchange Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROMEDIA INTERNATIONAL GROUP, INC. (Registrant)
By:	/S/ B. Dean Elledge
	Name:	B. Dean Elledge
	Title:	Vice President Finance, Chief Accounting Officer and Assistant Treasurer

Date: August 17, 2007
Charlotte, NC

Exhibit Index

Exhibit 16.1	Letter from KPMG Limited, dated August 17, 2007, to the United States Securities and Exchange Commission.